Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned agrees that (i) the statement on Schedule 13G/A relating to the Common Stock of Abiomed, Inc., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G/A will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13G/A as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: February 12, 2016

ESSEX WOODLANDS HEALTH VENTURES FUND VI, L.P.		INDIVIDUALS:

By:	Essex Woodlands Health Ventures VI, L.P.,
Its General Partner
/s/ James L. Currie
By:	Essex Woodlands Health Ventures VI, .L.L.C.,	Name: James L. Currie
Its General Partner

By:	/s/ Martin P. Sutter	/s/ Martin P. Sutter
	Name:Martin P. Sutter	Name: Martin P. Sutter
Title: Managing Director

ESSEX WOODLANDS HEALTH VENTURES VI, L.P.		/s/ Immanuel Thangaraj
Name: Immanuel Thangaraj
By:	Essex Woodlands Health Ventures VI, .L.L.C.,
Its General Partner

By:	/s/ Martin P. Sutter	/s/ Jeff Himawan
	Name: Martin P. Sutter	Name: Jeff Himawan
Title: Managing Director
/s/ Petri Vainio
ESSEX WOODLANDS HEALTH VENTURES VI, L.L.C.		Name: Petri Vainio

By:	/s/ Martin P. Sutter
Name:	Martin P. Sutter
Title:	Managing Director

ESSEX WOODLANDS HEALTH VENTURES FUND VII, L.P.		INDIVIDUALS:

By:	Essex Woodlands Health Ventures VII, L.P.,
Its General Partner
/s/ Ron Eastman
By:	Essex Woodlands Health Ventures VII, .L.L.C.,	Name: Ron Eastman
Its General Partner

By:	/s/ Martin P. Sutter
Name:Martin P. Sutter
Title: Managing Director

ESSEX WOODLANDS HEALTH VENTURES VII, L.P.

By:	Essex Woodlands Health Ventures VII, .L.L.C.,
Its General Partner

By:	/s/ Martin P. Sutter
Name:Martin P. Sutter
Title: Managing Director

ESSEX WOODLANDS HEALTH VENTURES VII, L.L.C.

By:	/s/ Martin P. Sutter
Name:	Martin P. Sutter
Title:	Managing Director